JPMORGAN TRUST II

J.P. Morgan Income Funds

JPMorgan Limited Duration Bond Fund

Prospectuses dated July 1, 2011 as supplemented

(All Share Classes)

Supplement dated February 17, 2012

to the Prospectuses dated July 1, 2011, and as supplemented

Proposed Change in Investment Objective for JPMorgan Limited Duration Bond Fund

The Board of Trustees (the “Board”) of JPMorgan Trust II (the “Trust”) has approved, subject to shareholder approval, amending the JPMorgan Limited Duration Bond Fund’s (the “Fund”) fundamental investment objective as follows:

Current Investment Objective	Proposed Investment Objective
The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.	The Fund seeks a high level of current income consistent with low volatility of principal.

The proposed investment objective would eliminate the language from the current investment objective that limits the types of securities that the Fund may use to implement its investment objective. The past several years have been marked by ongoing market volatility, persistent weakness in the housing market and uncertainty in both U.S. and global markets. The Fund’s investment adviser, J.P. Morgan Investment Management Inc. (“JPMIM”), believes and the Fund’s Board concurs that the investment objective should be amended so that the Fund has greater flexibility to respond to changing market conditions in implementing the Fund’s limited duration strategy.

Shareholders as of the record date, February 28, 2012, will be asked to approve the proposed investment objective at a special meeting of shareholders to take place on or about May 2, 2012. If approved by shareholders, the amendment to the investment objective will go into effect on the date the amendment is approved. Concurrent with the amendment to the investment objective, the following disclosure will be deleted from the prospectus: “The Fund seeks to implement its duration strategy through the purchase of a portfolio of short-term securities. A “portfolio of short-term securities”, under normal market conditions, will have a weighted average life of three years or less at the time of investment, although, under certain market conditions, may be longer than three years.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-LDB-212